Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 5 – INCOME TAXES

The actual income tax provision differs from the “expected” tax computed by applying the Federal corporate tax rate of 35% to the income before income taxes as follows:

	September 30, 2014	December 31, 2013
“Expected” income tax	35%	35%
State tax expense	(10)%	(10)%
Other	11%	13%
Income tax provision	36%	38%

The Company has immaterial timing differences between book and tax, as a result has no deferred tax assets or deferred tax liabilities.

As a result of the implementation of ASC 740, we recognized no material adjustment to unrecognized tax benefits. We have incurred no interest or penalties as of September 30, 2014.

NOTE 3 – INCOME TAXES

As of December 31, 2013 and 2013, the Company had net income of $112,992 and $25,783, respectively. The taxable income for the year ended December 31, 2013 and 2012 was $174,024 and $32,826, respectively.